SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 2, 2000

                       STEWART & STEVENSON SERVICES, INC.
             (Exact name of registrant as specified in its charter)

TEXAS                        0-8493                       74-1051605
(State or other             (Commission File Number)     (I.R.S.  Employer
jurisdiction                                              Identification No.)
of incorporation)

2707 NORTH LOOP WEST
HOUSTON, TEXAS                                            77008
(Address of principal executive offices)                 (Zip code)

       Registrant's telephone number, including area code: (713) 868-7700

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Item 5.  Other Events.

On May 2, 2000, Stewart & Stevenson Services, Inc. (the "Company") issued the press release attached hereto as Exhibit 99.1 announcing two new Directors.

Item 7.  Exhibits.

Exhibit 99.1 Company Press Release dated May 2, 2000, titled "Stewart & Stevenson Announces Two New Directors."

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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        STEWART & STEVENSON SERVICES, INC.



Date:  May 2, 2000                      By: /s/ LAWRENCE E. WILSON
                                            Name:   Lawrence E. Wilson
                                            Title:  Vice President, Secretary
                                                    and General Counsel

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